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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2001

IMH ASSETS CORP. (as depositor under a Series 2001-4 Indenture dated as of December 20, 2001, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2001-4)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)


        CALIFORNIA                  333-69178                   33-0705301
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     3.1 Amended and Restated Trust Agreement, dated as of December 20, 2001, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and
                                              Bankers Trust Company of
                                              California, N.A., as Certificate
                                              Registrar and Certificate Paying
                                              Agent, Collateralized Asset-Backed
                                              Bonds, Series 2001-4.


                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     4.1 Indenture dated as of December 20, 2001, between Impac CMB Trust
                                              Series 2001-4, as Issuer and
                                              Bankers Trust Company of
                                              California, N.A., as Indenture
                                              Trustee, Collateralized
                                              Asset-Backed Bonds, Series 2001-4.

                     EXHIBIT NO.              DESCRIPTION
                     -----------              -----------

                     99.1 Servicing Agreement, dated as of December 20, 2001, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB
                                              Trust Series 2001-4, as Issuer and
                                              Bankers Trust Company of
                                              California, N.A., as Indenture
                                              Trustee, Collateralized
                                              Asset-Backed Bonds, Series 2001-4.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By: /s/ Richard J. Johnson
                                                 -----------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: January 4, 2002

                                  EXHIBIT INDEX



                               Item 601(a) of                Sequentially
Exhibit                        Regulation S-K                Numbered
Number                         Exhibit No.                   Description                        Page
------                         -----------                   -----------                        ----
3.1                            Amended and Restated Trust Agreement, dated as of December 20,
                               2001, among IMH Assets Corp., as Depositor, Wilmington Trust
                               Company, as Owner Trustee and Bankers Trust Company of California,
                               N.A., as Certificate Registrar and Certificate Paying Agent,
                               Collateralized Asset-Backed Bonds, Series 2001-4.

4.1                            Indenture dated as of December 20, 2001, between Impac CMB Trust
                               Series 2001-4, as Issuer and Bankers Trust Company of California, N.A.,
                               as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2001-4.

99.1                           Servicing Agreement, dated as of December 20, 2001, between Impac
                               Funding Corporation (formerly known as ICI Funding Corporation), as
                               Master Servicer, Impac CMB Trust Series 2001-4, as Issuer and Bankers
                               Trust Company of California, N.A., as Indenture Trustee, Collateralized
                               Asset-Backed Bonds, Series 2001-4.